UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 29, 2021

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street, Portland, Maine	04101
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2021, WEX Inc. (the “Company”) issued a news release announcing its second-quarter 2021 results.  A copy of the release is attached as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Item 7.01 Regulation FD Disclosure.

On July 29, 2021, the Company will hold a conference call announcing its results of operations for the three months ended June 30, 2021.

Item 9.01 Financial Statements and Exhibits.

(c)  See attached Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release of WEX Inc. dated July 29, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: July 29, 2021	By:	/s/ Roberto Simon
Roberto Simon
Chief Financial Officer